UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2015

ZS Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36489	26-3305698
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Park Place, Suite 300 San Mateo, California	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 458-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 6, 2015, Robert Alexander, PhD, the Chief Executive Officer of ZS Pharma, Inc. (“ZS Pharma” or the “Company”) distributed an email to the employees of ZS Pharma from Pascal Soriot, the Chief Executive Officer of AstraZeneca, in connection with the announcement of the agreement and plan of merger entered into by ZS Pharma with Zeneca, Inc. (“Parent”) and Zanzibar Acquisition Corp., a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will commence an offer to purchase all of the outstanding shares of the Company’s common stock. A copy of the email is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Email from the Chief Executive Officer to ZS Pharma, Inc. employees, dated November 6, 2015

Note to Security Holders

The tender offer for shares of ZS Pharma referred to in this current report on Form 8-K has not commenced. This current report and the description contained herein is neither an offer to purchase nor a solicitation of an offer to sell any securities. At the time the tender offer is commenced, Parent will file a tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) with the U.S. Securities and Exchange Commission (SEC) and ZS Pharma will file with the SEC a solicitation/recommendation statement with respect to the offer. Stockholders of ZS Pharma are strongly advised to read the tender offer statement and the related solicitation/recommendation statement, because they will contain important information that stockholders should consider before making any decision regarding tendering their shares. The tender offer statement and certain other offer documents, as well as the solicitation/recommendation statement, will be made available to all stockholders of ZS Pharma at no expense to them. These documents will be available at no charge on the SEC’s web site at http://www.sec.gov.

Forward-Looking Statements

This current report contains forward-looking statements of ZS Pharma that are not historical facts. These forward-looking statements may be identified by words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “estimate,” “target,” “project,” “could,” “should,” “may,” “will,” “would,” “continue,” “forecast,” and other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Various factors may cause differences between current expectations and actual results. These factors include risks and uncertainties associated with the tender offer, including uncertainties as to the timing of the tender offer and merger, uncertainties as to how many of ZS Pharma’s stockholders will tender their shares in the offer, the risk that competing offers will be made, and the possibility that various closing conditions for the transaction may not be satisfied or waived. Other factors that may cause ZS Pharma’s actual results to differ materially from those expressed or implied in the forward-looking statements in this current report are discussed in ZS Pharma’s filings with the SEC, including the “Risk Factors” sections of ZS Pharma’s periodic reports on Form 10-K and Form 10-Q filed with the SEC. ZS Pharma expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in ZS Pharma’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this current report are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZS PHARMA, INC.

Date: November 6, 2015	By:	/s/ Mark Asbury
Mark Asbury
Chief Legal Officer